UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

June 10, 2014

(Date of Report (Date of Earliest Event Reported))

United Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-16640	38-2606280
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

2723 S. State Street, Ann Arbor, MI 48104

(Address of principal executive offices)

(734) 214-3700

(Registrant’s telephone number including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

United Bancorp, Inc. ("United") will hold a special meeting of shareholders on June 25, 2014, at 4:30 p.m., Eastern Time, at the Tecumseh Center for the Arts, 400 N. Maumee Street, Tecumseh, Michigan 49286. At the meeting, the shareholders will consider and vote on (1) approval of the Agreement and Plan of Merger, dated January 7, 2014, by and between United and Old National Bancorp ("ONB"), pursuant to which United will be merged with and into ONB, with ONB surviving the merger; (2) non-binding advisory approval of the compensation that may be paid or become payable to the named executive officers of United that is based on or otherwise relates to completion of the merger; and (3) approval of a proposal to adjourn the special meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes present at the special meeting in person or by proxy to approve the merger agreement. United will also conduct such other business as may properly come before the meeting.

United is making this meeting accessible to the public by telephone on a listen-only basis. Anyone interested in the meeting may access the meeting on a live basis by dialing toll-free 1-877-668-4493 and entering 664 406 966 for the pass code.

This Report is furnished to, and not filed with, the Commission.

Additional Information for Shareholders

In connection with the proposed merger, ONB has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 (Registration No. 333-193868) that includes a Proxy Statement of United and a Prospectus of ONB, as well as other relevant documents concerning the proposed transaction. The SEC declared the Registration Statement effective on May 15, 2014. A definitive Proxy Statement/Prospectus was first mailed to United shareholders on or about May 23, 2014. Shareholders are urged to read the Registration Statement and the definitive Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. A free copy of the definitive Proxy Statement/Prospectus, as well as other filings containing information about ONB and United, may be obtained at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents, free of charge, from ONB at www.oldnational.com under the tab "Investor Relations" and then under the heading “Financial Information” or from United at www.ubat.com under the tab "About Us" then "Investor Relations" then "SEC Filings."

ONB and United and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of United in connection with the proposed merger. Information about the directors and executive officers of ONB is set forth in the proxy statement for ONB's 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2014. Information about the directors and executive officers of United is set forth in United's Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC on February 28, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive Proxy Statement/Prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Bancorp, Inc. (Registrant)
By:

Date: June 10, 2014	/s/ Randal J. Rabe
Randal J. Rabe Executive Vice President and Chief Financial Officer